UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2006

Storm Cat Energy Corporation

 (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32628	06-1762942
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1125 17th Street, Suite 2310, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 991-5070

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On September 15, 2006, Storm Cat Energy Corporation (“Storm Cat”) entered into a purchase agreement (the “Purchase Agreement”) for a private placement of units and flow-through common shares (the “Private Placement”) with a Canadian investment dealer acting as a portfolio manager for managed accounts (the “Investor”).  Under the Purchase Agreement, Storm Cat will sell and issue 7,594,937 units and 6,172,839 flow-through common shares.  Each unit will be at a purchase price of  CDN$1.58 per unit and will consist of one common share and approximately 0.28 of a common share warrant (2,126,582 warrants).  Each whole warrant will be exercisable for a period of 18 months from the closing at an exercise price of CDN$1.90 per share.  Each flow-through common share will be at a purchase price of CDN$1.80 per share.  The gross proceeds to Storm Cat from the Private Placement will be approximately CDN$23,111,111.  In connection with the Private Placement, Storm Cat will pay a cash commission equal to 6% of the gross proceeds. The closing of the Private Placement is subject to the approval of the Toronto Stock Exchange and the American Stock Exchange and is expected to close on or about September 22, 2006.

The Purchase Agreement is filed Exhibit 10.1 to this report and is incorporated into this report by reference.  The above description of the Private Placement is qualified in its entirety by the attached Exhibit 10.1.

Item 3.02.              Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

The Private Placement was made in reliance upon the exemption from securities registration afforded by the provisions of Regulation S, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.  None of the securities issued may be traded on the American Stock Exchange or otherwise sold in the United States unless permitted under U.S. securities laws.

Item 8.01               Other Events.

The news release, issued September 19, 2006,  announcing the Private Placement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement, dated as of September 15, 2006, between Storm Cat and the Investor

99.1	News Release, dated September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORM CAT ENERGY CORPORATION

Date: September 21, 2006	By:	/s/ Paul Wiesner
	Name:	Paul Wiesner
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Purchase Agreement, dated as of September 15, 2006, between Storm Cat and the Investor

99.1	News Release, dated September 19, 2006.